NEBRASKA TAX-FREE INCOME FUND

Trading Symbol: WNTFX

Summary Prospectus

August 1, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 1, 2011, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzfunds.com/ Literature/ProspectusReports.asp. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzfunds.com.

Investment Objective

The investment objective of the Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. A secondary objective is the preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

     Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.33
Acquired Fund fees and expenses(1)	0.01
Total annual fund operating expenses	0.74%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”). The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds. The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund, and does not include acquired fund fees and expenses.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$76	$237	$411	$918

PortfolioTurnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of the portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, or in open or closed-end mutual funds which in turn invest in municipal securities, generally. The Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest. The Fund will invest primarily in investment-grade securities rated BBB or better by Standard and Poor’s Corporation or Fitch Ratings or Baa or better by Moody’s Investors Service (or unrated but determined by us to be of equivalent quality). The Fund may also invest up to 20% of its total assets in lower quality, non-investment grade securities.

Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the

Fund is generally expected to be less than ten years. We select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, we consider a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, we review the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.

If we determine that prevailing abnormal market or economic conditions warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high quality fixed income securities. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

• Market Risk As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

• Interest Rate Risk The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund’s investment portfolio, the more the Fund’s share price will fluctuate in response to interest rate changes.

• Credit Risk When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security. Some of the Fund’s portfolio securities may be supported by credit enhancements. These securities have the credit risk of the entity providing the credit support. To the extent that the Fund holds insured securities, the Fund may also be adversely impacted by a decline in the credit rating of a bond insurer or the inability of an insurer to meets its insurance obligations.

• Call Risk During periods of falling interest rates, the issuers of callable bonds may call (redeem) securities with higher interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is generally higher for long-term bonds funds.

• Nebraska State-Specific Risk Because the Fund invests primarily in Nebraska municipal securities, the Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states. The concentration of the Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country. These events may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state’s municipal issuers. Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues.

• Investments in Other Investment Companies The Fund may invest in the shares of other investment companies. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

• No Guarantee That Income Will Remain Tax Exempt

There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Weitz Funds - Nebraska Tax-Free Income Fund

Performance

The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a broad-based securities market index, the Barclays Capital 5-Year Municipal Bond Index, which is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the investment adviser. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (“Income Partners”). Performance of the Fund is measured from October 1, 1985, the inception of Income Partners. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of Income Partners and Income Partners was managed at all times with full investment authority by Wallace R. Weitz & Company. During this period, Income Partners was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of Income Partners.

Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2011 was 2.83%.

Best and Worst Performing Quarters
 (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	3rd Quarter 2002	3.80%
Worst Quarter	2nd Quarter 2004	-1.88%

Average Annual Total Returns
(for periods ended December 31, 2010)
	1 Year	5 Year	10 Year
Return Before Taxes	2.27%	3.49%	3.91%
Return After Taxes
on Distributions	2.26%	N/A	N/A
Return After Taxes on
Distributions and Sale
of Fund Shares	2.34%	N/A	N/A
Barclays Capital 5-Year
Municipal Bond Index
(reflects no deduction
for fees, expenses or taxes)	3.40%	5.00%	4.81%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA). After-tax returns for the 5- and10-year periods are not provided because Income Partners’ tax treatment was different than that of a registered investment company.

Fund Management

Investment Advisor

Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager

Thomas D. Carney, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Carney has been the portfolio manager of the Fund since its inception.

Weitz Funds - Nebraska Tax-Free Income Fund

Purchase and Sale of Fund Shares

The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, C/O BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions of interest on municipal bonds generally are not subject to Federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains. In addition, interest on certain bonds may be subject to the Federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weitz Funds - Nebraska Tax-Free Income Fund